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                                                                  EXHIBIT 10.121

              SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT
              ----------------------------------------------------

     THIS SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 26th day of September, 2003, by SPACEHAB, INCORPORATED, a corporation organized under the laws of the State of Washington, SPACEHAB GOVERNMENT SERVICES, INCORPORATED, formerly known as Johnson Engineering Corporation, a corporation organized under the laws of the State of Colorado, ASTROTECH SPACE OPERATIONS, INC., a corporation organized under the laws of the State of Delaware, jointly and severally (each a "Borrower" and collectively, the "Borrowers"); and RIGGS BANK N.A., a national banking association ("Lender").

                                    RECITALS
                                    --------

     A. The Borrowers and the Lender entered into a Financing and Security Agreement dated August 29, 2002, as modified by a First Amendment to Financing Agreement dated May 13, 2003 (the same, as amended, modified, substituted, extended, and renewed from time to time, collectively, the "Financing Agreement").

     B. The Financing Agreement provides for some of the agreements between the Borrowers and the Lender with respect to the "Loans" (as defined in the Financing Agreement), including a revolving credit facility in an amount not to exceed $5,000,000.

     C. The loss of the Space Shuttle Columbia has had a negative impact on the financial condition of the Borrowers.

     D. The Lender and the Borrowers have agreed to revise certain financial covenants, cash secure the Obligations and suspend requirements related to the Borrowing Base and desire to execute this Agreement to evidence these agreements.

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers and the Lender agree as follows:

     1. The Borrowers and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2. The Borrowers and the Lender agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) is $450,000.00.

     3. Each of the Borrowers represents and warrants to the Lender as follows:

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          (a)  It is duly organized, and validly existing and in good standing under the laws of the jurisdiction of its formation and is duly qualified to do business as a foreign corporation in good standing in every other jurisdiction wherein the conduct of its business or the ownership of its property requires such qualification;

          (b) It has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement;

          (c) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of Borrower, enforceable in accordance with its terms;

          (d) All of Borrower's representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of Borrower's execution of this Agreement; and

          (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender.

     4.   The Financing Agreement is hereby amended as follows:

          (a) Section 1.1 (Certain Defined Terms) is modified by restating the following defined term:

          "Financing Documents" means at any time collectively this Agreement, the Pledge Agreement, the Notes, the Security Documents, the Letter of Credit Documents, and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by any Borrower and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with this Agreement, any Note, any of the Security Documents, any of the Facilities, and/or any of the Obligations.

          (b) Section 1.1 (Certain Defined Terms) is modified by adding the following defined term:

          "Pledge Agreement" means the Collateral Security Agreement dated September 26, 2003 executed by SpaceHab Incorporated in favor of Lender, as amended, modified, substituted, extended, and renewed from time to time."

          (c) The second paragraph of Section 2.1.1 (Revolving Credit Facility) is hereby deleted and the following is inserted in place thereof:

          "During the Revolving Credit Commitment Period, the Lender agrees to make advances under the Revolving Credit requested by the Company from time

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     to time provided that after giving effect to the Company's request, the sum of (a) the outstanding principal balance of the Revolving Credit and (b) the Letter of Credit Obligations would not exceed the Revolving Credit Committed Amount."

          (d) Sections 2.1.3 (Borrowing Base) and 2.1.4 (Borrowing Base Report) are hereby deleted in their entirety. The defined terms Borrowing Base, Borrowing Base Deficiency and Borrowing Base Report shall be deemed deleted in their entirety and the Financing Agreement shall be read as those all references thereto had been deleted.

          (e) Section 6.1.1(e) (Monthly Statements and Certificates) is hereby deleted in its entirety.

          (f) Section 6.1.15 (Financial Covenants) is modified by deleting subsections (a), (b) and (c) in their entirety.

          (g) Section 6.1.15(e) (Liquidity Covenant) is deleted in its entirety and the following section is inserted in its place:

          "(e) Liquidity Covenant. The Company and its Subsidiaries will at all times maintain Liquid Assets of not less than $5,600,000 on deposit with the Lender or any of its Subsidiaries or Affiliates."

     5. The Lender hereby waives defaults under Section 6.1.15(a) (Tangible Capital Funds), Section 6.1.15(b) (Leverage Ratio) and Section 6.1.15(c) (Debt Service Coverage Ratio) as of June 30, 2003; provided, however, that this Section shall not be deemed to waive any defaults under such sections after the date of this Agreement or after the period stated, or any other defaults arising out of non-compliance by the Borrowers with the Financing Agreement, whether or not the events, facts or circumstances giving rise to such non-compliance existed on or prior to the date hereof.

     6. Each of the Borrowers hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrowers agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     7. The Borrowers acknowledge and warrant that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Borrowers hereby waiving and releasing any claims to the contrary.

     8. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel and all recording fees, taxes and charges.

     9. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree

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that the Lender may rely on a telecopy of any signature of the Borrowers. The
Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.

     IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Agreement under seal as of the date and year first written above.


WITNESS OR ATTEST:                      SPACEHAB, INCORPORATED


                                        By: /s/ Julia A. Pulzone          (Seal)
------------------------------             -------------------------------
                                            Name: Julia A. Pulzone
                                            Title: Chief Financial Officer


WITNESS OR ATTEST                       SPACEHAB GOVERNMENT SERVICES,
                                        INCORPORATED, formerly known as Johnson
                                        Engineering Corporation


                                        By: /s/ Julia A. Pulzone          (Seal)
------------------------------             -------------------------------
                                            Name: Julia A. Pulzone
                                            Title: Chief Financial Officer


WITNESS OR ATTEST:                      ASTROTECH SPACE OPERATIONS, INC.


                                        By: /s/ Julia A. Pulzone          (Seal)
------------------------------             -------------------------------
                                            Name: Julia A. Pulzone
                                            Title: Chief Financial Officer


WITNESS:                                RIGGS BANK N.A.


                                        By: /s/ Douglas T. Brown          (SEAL)
------------------------------             -------------------------------
                                            Douglas T. Brown
                                            Group Vice President

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